UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 18, 2008 (April 15, 2008)

CARE INVESTMENT TRUST INC.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

001-33549 (Commission File Number)	38-3754322 (I.R.S. Employer Identification No.)

505 Fifth Avenue, 6th Floor, New York, New York (Address of principal executive offices)	10017 (zip code)

Registrant’s telephone number, including area code: (212) 771-0505

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On April 15, 2008, the Board of Directors of Care Investment Trust Inc. approved an increase to the size of the Board of Directors from six persons to seven persons and appointed Walter J. Owens, the President of Corporate Finance at CIT Group Inc., to fill the vacancy created by such increase. The press release announcing the appointment of Mr. Owens, which is attached hereto as Exhibit 99.1, is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibit is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description of Document
99.1	Press Release of Care Investment Trust Inc., dated April 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2008	CARE INVESTMENT TRUST INC.
	By:	/s/ Robert O’Neill
Name: Robert O’Neill
Title: Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Care Investment Trust Inc., dated April 17, 2008.